UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 28, 2006
(Date of earliest event reported)


                  Banc of America Alternative Loan Trust 2006-7
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           (Exact name of issuing entity as specified in its charter)


                    Banc of America Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)


                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)


      New York                333-132249-07               Applied For
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(State or other            (Commission File No.       (IRS Employer
 jurisdiction of            of issuing entity)         Identification No.)
incorporation of                                       of issuing entity)
issuing entity)


      214 North Tryon Street, Charlotte,  North Carolina            28255
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Address of principal executive offices                            (Zip Code)


Depositor's telephone number, including area code            (704) 387-8239
                                                  ------------------------------


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               (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated September 28, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Mortgage Securities, Inc. (the "Company"), as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Banc of America Alternative Loan Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7 (the "Certificates"), issued on September 28, 2006, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (the "Public Certificates"), having an aggregate initial class certificate balance of $667,278,000 and (ii) the Class CE and Class R Certificates (the "Private Certificates").

            The Public Certificates were sold to Banc of America Securities LLC (the "Underwriter"), pursuant to an underwriting agreement, dated September 26, 2006 (the "Underwriting Agreement"), among the Company, Bank of America, National Association and the Underwriter. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Class CE Certificates were sold to Banc of America Securities LLC on September 28, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Class CE Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association. The Class R Certificate constituted part of the purchase price for the mortgage loans purchased from the sponsor.

            The mortgage loans underlying the Certificates were purchased by the Company from Bank of America, National Association pursuant to a mortgage loan purchase agreement, dated September 28, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Bank of America, National Association. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

ITEM 9.01     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      -----------
      (1.1)                            Underwriting Agreement, dated September
                                       26, 2006, among the Company, Bank of
                                       America, National Association and the
                                       Underwriter.
      (4.1)                            Pooling and Servicing Agreement, dated
                                       September 28, 2006, among Banc of America
                                       Mortgage Securities, Inc., Bank of
                                       America, National Association and Wells
                                       Fargo Bank, N.A., as trustee.
      (4.2)                            Mortgage Loan Purchase Agreement, dated
                                       September 28, 2006, between Banc of
                                       America Mortgage Securities, Inc. and
                                       Bank of America, National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE SECURITIES, INC.


September 28, 2006



                                  By: /s/ Judy Lowman
                                     -------------------------------------------
                                     Name:  Judy Lowman
                                     Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                              Description
-----------                              -----------

  (1.1) Underwriting Agreement, dated September 26, 2006, among the Company, Bank of America, National
                    Association and the Underwriter.

  (4.1) Pooling and Servicing Agreement, dated September 28, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.

  (4.2) Mortgage Loan Purchase Agreement, dated September 28, 2006, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.